SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 24, 2003

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA	94105

(Address of principal executive offices)	(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE

Item 5. Other Events.

     On April 24, 2003, Critical Path, Inc., a California corporation (the “Company”), accepted the resignation of Jeffrey T Webber as a member of the Board of Directors of the Company. Also on April 24, 2003, Steven Springsteel and Ross Dove were appointed to the Company’s Board of Directors.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Not Applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: April 25, 2003

CRITICAL PATH, INC.

By:	/s/ Michael Zukerman

Michael Zukerman Senior Vice President and General Counsel